BUTLER NATIONAL CORPORATION
19920 W. 161st Street
Olathe, Kansas 66062

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 September 19, 2014

To the Shareholders of Butler National Corporation:

Notice is hereby given that the 2014 Annual Meeting of Shareholders of Butler National Corporation (the "Company") will be held at the Hilton Garden Inn, 12080 S. Strang Line Road, Olathe, KS, on Tuesday, November 4, 2014, at 11:00 a.m., local time, for the following purposes:

1.	To elect two (2) directors to serve for the term of three (3) years or until a successor is elected and qualified;

2.	To ratify the selection of L.L. Bradford and Company, LLC as auditors for the fiscal year ending April 30, 2015;

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers; and

4.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on September 8, 2014, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors, CHRISTOPHER J. REEDY, Secretary
Olathe, Kansas
 September 19, 2014

YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET.  IF YOU RECEIVED A PAPER COPY OF A PROXY CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.  SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

BUTLER NATIONAL CORPORATION
19920 W. 161st Street
Olathe, Kansas 66062

PROXY STATEMENT

Important notice regarding the availability of proxy materials.  The proxy statement and proxy card are available to view or download at www.proxyvote.com for the shareholder meeting on November 4, 2014.

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each shareholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all shareholders. On September 22, 2014, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to shareholders of record as of September 8, 2014, and we posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials at www.proxyvote.com or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Proxy Voting:
 Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card provided with the print materials.  Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be delivered in person to the annual meeting by 11:59 p.m., Eastern Time on Monday, November 3, 2014.

How do I vote by proxy?
Most shareholders can vote by proxy in three ways:

• By Internet—You can vote via the Internet by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website;

• By Telephone—In the United States and Canada you can vote by telephone by following the instructions in the Notice or by calling 1-800-690-6903 (toll-free) and following the instructions; or

• By Mail—You can vote by mail by requesting a full packet of proxy materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

Please see the Notice or the information your bank, broker, or other holder of record provided you for more information on these options.

If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate on your proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

Can I change or revoke my vote after I return my proxy card?
Yes. You can change or revoke your proxy by Internet, telephone, or mail prior to 11:59 p.m., Eastern Time, on Monday, November 3, 2014, or by attending the annual meeting and voting in person.

Can I vote in person at the annual meeting instead of voting by proxy?
Yes. However, we encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting.

GENERAL

This proxy statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on Tuesday, November 4, 2014, at 11:00 a.m., or any postponements or adjournments thereof.  The cost of this solicitation will be borne by us, Butler National Corporation (the "Company").  In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, facsimile, telegraph, email, or in person.  We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted.  The mailing of this proxy statement to our shareholders commenced on or about September 22, 2014.  Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

We have outstanding only one class of Common Stock, par value $0.01 per share ("Common Stock").  As of the record date, 61,493,092 shares were issued, of which 61,493,092 shares are outstanding and entitled to vote at the Annual Meeting.  Each share is entitled to one vote.  Shareholders may not cumulate votes in the election of directors.  Only shareholders of record at the close of business on September 8, 2014, will be entitled to vote at the meeting.  The presence in person or by proxy of the holders of 35% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.  The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

VOTING

Our Bylaws require that 35% of the votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.  Provided a quorum is present, the affirmative vote of a plurality of the votes cast by the holders of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and for the approval of the actions described herein.  Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal.  Abstentions will be counted for purposes of determining either the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal.  Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld.  Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

SHAREHOLDER PROPOSALS

The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The Butler National Corporation 2015 Annual Meeting of Shareholders is expected to be held on or about October 6, 2015, and proxy materials in connection with that meeting are expected to be mailed on or about August 22, 2015.  Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before May 22, 2015.

Shareholder Communications to the Board.  Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including non-employee directors as a group, by the following means:

Mail:	Butler National Corporation 19920 W. 161st Street Olathe, KS 66062 Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of communication.  The Company will initially receive and process communications before forwarding them to the addressee.  The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Qualifications and Skills of Directors: The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests. In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

The Board of Directors identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experience. The Board of Directors seeks directors with strong reputations and experience in areas relevant to the strategy and operations of the Company's businesses, particularly industries and growth segments that the Company serves, such as avionics, aircraft modifications and gaming. Each of the Company's current Directors has experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development.

The Board of Directors also believes that each of the current Directors has other key attributes that are important to an effective Board: integrity and demonstrated high ethical standards, sound judgment, analytical skills, the ability to engage management and each other in a constructive and collaborative fashion, diversity of origin, background, experience, and thought, and the commitment to devote significant time and energy to service on the Board and its Committees.

Diversity as a Factor in Selection of Board Candidates: The Board does not have a formal policy with respect to diversity. However, the Board believes that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of the Company's stockholders.

Board's Role in Risk Oversight and Board Leadership Structure: The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons. Under our corporate governance principles, the Chairman of the Board is responsible for coordinating the Board's activities, including scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Board believes this leadership structure enhances the Board's oversight of Company management, the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders, and our overall corporate governance.

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized above.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The names and ages of the directors, their principal occupations for at least the past five years are set forth below based on information furnished to us by the directors.

Name of Director, Age and Term	Served Since	Principal Occupation for Last Five Years and Other Directorships
Clark D. Stewart (74) Up for re-election at fiscal year end 2015	1989	President of the Company from September 1, 1989 to present.

R. Warren Wagoner (62) Up for re-election at fiscal year end 2015	1986	Chairman of the Board of Directors of the Company since August 30, 1989. Employee chairman until October 2013.

David B. Hayden (68) Up for re-election at fiscal year end 2014	1996	Co-owner and President of Kings Avionics, Inc. since 1974 prior to its acquisition in 2010. Director since 1996. Consultant since 2011.

Michael J. Tamburelli (51) Up for re-election at fiscal year end 2014	2010
General Manager of the Isle of Capri Kansas City, Missouri 2004-2008, General Manager Boot Hill Casino & Resort 2009-2010, General Manager of Cherokee National Casino, West Siloam Springs, Oklahoma 2010-2011, General Manager Presque Isle Downs, Erie, Pennsylvania since 2012. Director since 2010.

Bradley K. Hoffman (40) Up for re-election at fiscal year end 2016	2010	Vice President – Corporate Strategy of ISG Technology, Inc. since 2005. Director since 2010.

The executive officers of the Company are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of stockholders and at special meetings held during the year. The executive officers are as follows:

Name	Age	Position
Clark D. Stewart	74	President and Chief Executive Officer
R. Warren Wagoner	62	Chairman of the Board of Directors
Craig D. Stewart	40	Vice President and Chief Financial Officer
Christopher J. Reedy	48	Vice President and Secretary

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation. In 1980, Mr. Stewart became President of Tradewind Systems, Inc. He became President of the Company in September 1989.

R. Warren Wagoner was General Manager, Am-Tech Metal Fabrications, Inc. from 1982 to 1987. From 1987 to 1989, Mr. Wagoner was President of Stelco, Inc. Mr. Wagoner was Sales Manager for Yamazen Machine Tool, Inc. from March 1992 to March 1994. Mr. Wagoner was President of the Company from July 26, 1989, to September 1, 1989. He became Chairman of the Board of the Company on August 30, 1989.  He served as employee Chairman until October 2013.

Craig D. Stewart worked for Accenture, a global management consulting, technology services and outsourcing company, from 1997 to 2003.  Mr. Stewart joined the Company in January 2004 and became Vice President of the Company in 2013.  He became Chief Financial Officer in November 2013. Mr. Stewart is the son of Clark D. Stewart.

Christopher J. Reedy worked for Colantuono & Associates, LLC from 1997 to 2000 in the area of aviation, general business and employment counseling, and from 1995 to 1997 with the Polsinelli, White firm. He was involved in aviation product development and sales with Bendix/King, a division of Allied Signal, Inc. from 1988 through 1993. Mr. Reedy joined the Company in November 2000 as Vice President and became Secretary of the Company in 2005.

Directorships Held within the Past Five Years:

Current Directorships:

Name	Company	Date(s) of Directorship
Clark D. Stewart	Butler National Corporation	Since 1989
R. Warren Wagoner	Butler National Corporation	Since 1986
David B. Hayden	Butler National Corporation	Since 1996
Michael J. Tamburelli	Butler National Corporation	Since 2010
Bradley K. Hoffman	Butler National Corporation	Since 2010

Past Directorships:
Clark D. Stewart	None
R. Warren Wagoner	None
David B. Hayden	None
Michael J. Tamburelli	None
Bradley K. Hoffman	None

Legal Proceedings Involving a Director or Executive Officer

During the past ten years no director or officer has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding, exclusive of traffic violations.

No petitions under the Federal bankruptcy laws have been filed by or against any business or property of any director or officer of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director or officer has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director or officer been convicted of violating a federal or state securities or commodities law.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16(a)-3(e) during the most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to the most recent fiscal year, the Company believes that no person who at any time during the fiscal year was a director, officer, beneficial owner of more than 10% of any class of equity securities registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

Code of Ethics

The Company has adopted a code of ethics for our executive and senior financial officers, violations of which are required to be reported to the audit committee. The Company will furnish a copy without charge upon written request to the Company at 19920 West 161st Street, Olathe, Kansas 66062, Attn: Secretary or a copy is available on our website at www.butlernational.com/codeofethics.pdf. The Company intends to disclose amendments to or waivers of its code of ethics on Form 8-K.

Audit Committee and Audit Committee Expert of the Company

Audit Committee and Audit Committee Financial Expert of the Company

AUDIT COMMITTEE REPORT

The current members of the Audit Committee are Mr. David B. Hayden (a non-employee consultant), Mr. Bradley K. Hoffman, and Mr. Tad McMahon. Mr. Hoffman is an independent member under the NASDAQ listing standards. The Audit Committee met five times during fiscal year 2014, excluding actions by unanimous written consent.

Each member of the Audit Committee has experience or education in business or financial matters sufficient to provide him or her with a working familiarity with basic finance and accounting matters of the Company.

The Audit Committee is primarily concerned with the effectiveness of the Company accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors, (ii) to review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management response thereto, (iii) to approve all audit and non-audit services, (iv) to review the Company policies and procedures with respect to internal accounting and financial controls and (v) to review any changes in accounting policy.

Audit Committee Financial Expert

The Company's Board of Directors does not have an "audit committee financial expert," within the meaning of such phrase under applicable regulations of the Securities and Exchange Commission, serving on its audit committee. The Board of Directors believes that all members of its audit committee are financially literate and experienced in business matters, and that one or more members of the audit committee are capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves, (iii) analyzing and evaluating our financial statements, (iv) understanding our internal controls and procedures for financial reporting; and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert. However, the Board of Directors believes that there is not any audit committee member who has obtained these attributes through the experience specified in the SEC's definition of "audit committee financial expert." Further, like many small companies, it is difficult for the Company to attract and retain Board members who qualify as "audit committee financial experts," and competition for these individuals is significant. The Board believes that its current audit committee is able to fulfill its role under SEC regulations despite not having a designated "audit committee financial expert."

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and oversees the entire audit function including the selection of independent registered public accounting firm. Management has the primary responsibility for the consolidated financial statements and the financial reporting process including internal control over financial reporting and the Company's legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the year ended April 30, 2014 including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the consolidated financial statements, and management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company's Annual Report on Form 10-K for the year ended April 30, 2014.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the acceptability and quality of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) including those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees (which superseded Statement on Auditing Standards No. 61, as amended.  In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed those disclosures and other matters relating to independence with the auditors.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits of the Company.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. In reliance on the reviews and discussions with management and with the independent registered public accounting firm referred to above and the receipt of an unqualified opinion from L. L. Bradford and Company, LLC dated July 29, 2014 regarding the audited consolidated financial statements of the Company for the year ended April 30, 2014, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2014 for filing with the Securities and Exchange Commission.

The Audit Committee report is submitted by:

David B. Hayden, Bradley K. Hoffman and Tad McMahon
The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission under such Acts.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS:

Our compensation programs are designed to support our business goals and promote both short-term and long-term growth. This section of the proxy statement explains how our compensation programs are designed and operate in practice with respect to our listed officers. Our listed officers are the CEO, CFO, Chairman of the Board and a Vice President. There are only four executive officers of Butler National Corporation. The "Executive Compensation" section presents compensation earned by the listed officers for fiscal years ending April 30, 2014, 2013 and 2012.

The Compensation Committee of the Board of Directors determines the compensation for Butler National executive officers. Our executive officers have the broadest job responsibilities and policy-making authority in the company. The Compensation Committee reviews and determines all components of executive officer compensation, including making individual compensation decisions and reviewing and revising the executive officer compensation plans, programs, and guidelines as appropriate. The Compensation Committee also consults with management regarding non-executive employee compensation programs.

Our Compensation Philosophy

The core element of our overall compensation philosophy is the alignment of pay and performance. Total compensation varies with individual performance and Butler National's performance in achieving financial and non-financial objectives. Our equity plans are designed to ensure that executive compensation is aligned with the long-term interests of our stockholders. The Compensation Committee and our management believe that compensation should help to recruit, retain, and motivate the employees that the company will depend on for current and future success. The Compensation Committee and our management also believe that the proportion of "at risk" compensation (variable cash compensation and equity) should rise as an employee's level of responsibility increases. This philosophy is reflected in the following key design priorities that govern compensation decisions:

-	pay for performance
-	employee recruitment, retention, and motivation
-	cost management
-	egalitarian treatment of employees
-	alignment with stockholders' interests
-	continued focus on corporate governance

Each element of compensation reflects one or more of these design priorities. In most cases, our employees, including executive officers, are employed at will, without employment agreements, severance payment arrangements (except as required by local law), or payment arrangements that would be triggered by a "change in control" of Butler National. Retirement plan programs are broad-based; Butler National does not provide special retirement plans or benefits solely for executive officers.

Total compensation for the majority of our employees including executive officers, includes two or more of the following components:

-	base salary
-	annual and semiannual incentive cash payments
-	equity grants (no grants since fiscal 2011)
-	employee stock purchase plan
-	retirement benefits
-	health and welfare benefits

The Compensation Committee and management continue to believe that a similar method of compensating all employees with cash, equity and retirement benefits supports a culture of fairness, collaboration, and egalitarianism.

The Company provides its shareholders with the opportunity to cast an advisory vote on executive compensation in connection with the Annual Meeting of Shareholders. The Company believes that it is appropriate to seek the views of the shareholders on the design and effectiveness of the Company's executive compensation program. As an advisory vote the proposal is not binding upon the Company. However, the Compensation Committee values the opinions expressed by shareholders and consider the outcome of the vote when making compensation decisions for named executive officers.

Determining Executive Compensation

The Compensation Committee reviews and determines the compensation for Butler National executive officers. The Compensation Committee process for determining compensation includes a review of Butler National executive compensation and practices, and an analysis, for each Butler National executive officer, of all elements of compensation. In conducting an annual performance review and determining appropriate compensation levels, the Compensation Committee meets and deliberates outside the presence of the executive officers. In determining base salary the Compensation Committee reviews company and individual performance information.

In designing the compensation programs and determining compensation levels for the Butler National executive officers, including the CEO, the Compensation Committee was assisted by an independent compensation consultant and independent legal counsel (other than Butler National's in-house counsel and Butler National's general external legal counsel).  The Compensation Committee engaged CBIZ Human Capital Services ("CBIZ") to serve as its independent advisor and compensation consultant.  The Chairman of the Compensation Committee worked directly with CBIZ to determine the scope of the work needed to assist the Compensation Committee in its review and decision-making processes.  The engagement included confirmation of compensation philosophy, provision of benchmark comparative data for executive officers with respect to base salary, total cash compensation (including annual cash incentive payments), long-term equity incentives, review of current employment arrangements, benefits, perquisites and incentive plan design of short term and long term incentives.  CBIZ provides no other consultation or services to Butler National or management.

In making compensation decisions, the Compensation Committee, with the assistance of CBIZ, compared each element of total cash compensation per executive officer against a peer group of 11 public companies.  The peer group was composed of companies similar to Butler National with respect to industry, location, and revenue size.  The Compensation Committee also compared, with the assistance of CBIZ, the duties performed by each executive vis-a-vis executives at peer group companies.

Base Salary

The Compensation Committee establishes executive officers' base salaries at levels that it believes are reasonable for comparable positions. When the Compensation Committee determines the executive officers' base salaries during the first quarter of the year, the Compensation Committee takes into account each officer's role and level of responsibility at the company. In general, executive officers with the highest level and amount of responsibility have received the highest base salaries. The Compensation Committee met one time in April 2014. They considered the current economic conditions and determined any compensation changes will be made in fiscal 2015.

PAY COMPONENT	BRIEF DESCRIPTION
Base salary	Described in detail in separate paragraph above titled Base Salary.
Annual and semiannual incentive cash payments	Paid as discretionary cash bonuses to individual employees for outstanding performance of a task.
Equity grants/option awards	Option Awards are granted by the Compensation Committee to align management objective toward improved earnings and retention of the management team.
Employee stock purchase plan
Any employee may purchase the Company stock at the fair market value at the date of purchase without broker or issue fees. The stock is restricted and not considered a stock reward. We have the 1981 Employee Stock Purchase plan. No shares have been purchased under this plan since 1988.

Retirement benefits
We pay the required federal and state retirement contributions, the required unemployment contributions and match the employee's contribution to their account in the Butler National Corporation 401(k) plan according to the parameters set forth in the plan.

Health and welfare benefits	Employees electing to participate in the various insurance plans offered by the Company receive a payment for a share of the health, dental, vision and life insurance costs for the employee.

Grant Date Fair Value of Stock Option Awards

The following table summarizes option awards to non-employee directors during fiscal year 2011.

Name	Stock Awards Exercisable/Unexercisable
R. Warren Wagoner	0 / 130,000(a)
0 / 130,000(b)
0 / 130,000(c)
David B. Hayden	0 / 125,000(a)
0 / 125,000(b)
0 / 125,000(c)
Michael J. Tamburelli	0 / 125,000(a)
0 / 125,000(b)
0 / 125,000(c)
Bradley K. Hoffman	0 / 125,000(a)
0 / 125,000(b)
0 / 125,000(c)

The unexercised options at April 30, 2014 listed in the table above have an exercise price of $0.49 and will expire on December 31, 2020. The options were granted under and are expressly subject to all the terms and provisions of the Plans, and the terms of such Plans are incorporated herein by reference. The terms are included but not limited to the following restrictions:

(a) In no event may any shares be purchased until satisfaction, either simultaneously or separately, of both (1) the date being December 31, 2011 or later and (2) the close of the Company's common stock at a market price at or above $0.92 on any date between December 31, 2010 and December 31, 2015.

(b) In no event may any shares be purchased until satisfaction, either simultaneously or separately, of both (1) the date being December 31, 2012 or later and (2) the close of the Company's common stock at a market price at or above $1.41 on any date between December 31, 2010 and December 31, 2015.

(c) In no event may any shares be purchased until satisfaction, either simultaneously or separately, of both (1) the date being December 31, 2013 or later and (2) the close of the Company's common stock at a market price at or above $1.90 on any date between December 31, 2010 and December 31, 2015.

Material Adverse Effect of Compensation Policies and Procedures
The Compensation Committee regularly reviews the Company's compensation policies and practices, including the risks created by the Company's compensation plans. In addition, the Company also conducted a review of its compensation plans and related risks to the Company. The Company reviewed its analysis with the Compensation Committee, and the Compensation Committee concluded that the compensation plans reflected the appropriate compensation goals and philosophies. Based on this review and analysis, the Company has concluded that any risks arising from its employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Performance Measures and Decision-Making Process for Fiscal Year 2014

The Compensation Committee set base salaries for executive officers for fiscal year 2014 in April 2013.

-	The performance measures used by the Compensation Committee in determining executive compensation for fiscal year 2014 were:

-	the absolute one-year and multi-year company performance as measured by market share, revenue growth, profit from operations and total shareholder return;

-	one-year and multi-year performance on the same measures as compared with competitors in the comparator group; and

-	Company progress toward its strategic goals.

To make its decisions on executive compensation, the Compensation Committee reviewed in detail each of the performance measures above and reviewed compensation market data. The Compensation Committee also reviewed the total compensation and benefits of the executive officers and considered the impact that their retirement, or termination under various other scenarios, would have on their compensation and benefits.

The CEO provided the entire Board of Directors with an assessment of his own performance with respect to the performance measures listed above, which the Board considered in its assessment of his performance for fiscal year 2013. The CEO reviewed the performance of the other executive officers (except the Chairman) with the Compensation Committee and made recommendations regarding the components of their compensation.

Before making its compensation decisions, the Compensation Committee discussed levels of compensation for the Chairman, the CEO and the other executive officers with the full Board of Directors in an executive session.

Determination of CEO and Executive Officer Compensation

In fiscal year 2013, the Company did not reach projected levels of revenue, profit from operations, operating margin and operating cash flow.

With regard to progress toward strategic goals, the Company improved its products and technology positions and strengthened its relationships with customers.

Taking into account Company performance, both absolute and relative to competition and the executive officers' contribution to that performance, the Compensation Committee set its targeted compensation levels so as to be commensurate with that relative performance. The Compensation Committee made the following determinations for fiscal year 2014 with respect to each component of compensation for the CEO and his existing contract and the other executive officers:

Base Salary - In keeping with its strategy, the Compensation Committee base salary decisions for fiscal year 2014 were generally intended to provide salaries somewhat lower than the median level of salaries for similarly situated executives of the comparator companies.

Long-Term Compensation - The Compensation Committee granted no equity compensation.

Compensation of the Chairman

The SEC rules require disclosure of the employee-chairman compensation. Beginning October 2013, Mr. Wagoner served only as Chairman. In making the determinations, the Compensation Committee considered his role as Chairman, his contribution to the Company performance and strategic direction, and the compensation of employee-chairmen of comparator companies.

Report of the Compensation Committee

The Compensation Committee, which is composed of the three members of the Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of the Company's executive officers. The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Annual Report on Form 10-K with management, including our CEO, Clark D. Stewart and our CFO, Craig D. Stewart. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in the Company's Annual Report on Form 10-K.

Compensation Committee
Mr. David B. Hayden
Mr. Bradley K. Hoffman
Mr. Michael J. Tamburelli

The rest of this page intentionally left blank.

Executive Compensation

SUMMARY

The following table below sets forth certain compensation information concerning the Chief Executive Officer, Vice President, and our two additional most highly compensated executive officers for the fiscal years ended April 30, 2014, 2013 and 2012. Our listed officers are the CEO, Chairman of the Board, CFO, and Vice President. There are only four executive officers of Butler National Corporation. The "Executive Compensation" section presents compensation earned by the listed officers for fiscal years ending April 30, 2014, 2013 and 2012:

Summary Compensation Table
 (dollars in thousands)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards and Stock Appreciation Rights ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)(1)	Total ($)(2)
Clark D. Stewart, CEO	2014	396	---	---	---	---	---	46	442
President and Director	2013	477	9	---	---	---	---	39	525
	2012	467	159	---	---	---	---	40	666

R. Warren Wagoner	2014	75	---	---	---	---	---	10	85
Director - Chairman	2013	269	5	---	---	---	---	15	289
of the Board	2012	272	5	---	---	---	---	23	300

Craig D. Stewart	2014	210	---	---	---	---	---	46	256
Vice President and	2013	214	6	---	---	---	---	44	264
Chief Financial Officer	2012	203	6	---	---	---	---	61	270

Christopher J. Reedy	2014	227	---	---	---	---	---	23	250
Vice President and	2013	230	23	---	---	---	---	26	279
Secretary	2012	218	26	---	---	---	---	27	271

Summary Compensation Table
 (dollars in thousands)

Name	Year	Airplane and Automobile Usage ($)	Health Benefits ($)	Memberships ($)	Matching Contributions to 401(k) (3) ($)
Clark D. Stewart	2014	7	8	16	15
R. Warren Wagoner	2014	---	---	---	10
Craig D. Stewart	2014	---	25	9	12
Christopher J. Reedy	2014	---	5	5	13

(1)	All Other Compensation includes the amounts in the supplemental table titled "All Other Compensation".

(2)	All benefits are provided for in the tables, summaries, and footnotes above. We did not participate in any of the following transactions and such items are therefore not reported in table format: Equity Award Table, Pension Benefit Table, and Nonqualified Deferred Compensation Table.

(3)            Includes catch-up contribution made by the employee and matched by the Company.

OPTION GRANTS, EXERCISES AND HOLDINGS

No options were granted to any named executive officer in the last fiscal year.

The following table provides information with respect to the named executive officers and directors concerning options exercised and unexercised options held as of the end of the our last fiscal year:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Securities Underlying Unexercised Options at FY-End (no.) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable
Clark D. Stewart,	-	-	0 / 618,488(a)	0 / 0
Chief Executive Officer			0 / 618,488(b)	0 / 0
			0 / 618,488(c)	0 / 0

R. Warren Wagoner,	-	-	0 / 130,000(a)	0 / 0
Director - Chairman of the Board			0 / 130,000(b)	0 / 0
			0 / 130,000(c)	0 / 0

Craig D. Stewart,	-	-	0 / 150,000(a)	0 / 0
Vice President and Chief Financial Officer			0 / 150,000(b)	0 / 0
			0 / 150,000(c)	0 / 0

Christopher J. Reedy,	-	-	0 / 130,000(a)	0 / 0
Vice President and Secretary			0 / 130,000(b)	0 / 0
			0 / 130,000(c)	0 / 0

David B. Hayden,	-	-	0 / 125,000(a)	0 / 0
Director			0 / 125,000(b)	0 / 0
			0 / 125,000(c)	0 / 0

Michael J. Tamburelli,	-	-	0 / 125,000(a)	0 / 0
Director			0 / 125,000(b)	0 / 0
			0 / 125,000(c)	0 / 0

Bradley K. Hoffman,	-	-	0 / 125,000(a)	0 / 0
Director			0 / 125,000(b)	0 / 0
			0 / 125,000(c)	0 / 0

The unexercised options at April 30, 2014 listed in the table above have an exercise price of $0.49 and will expire on December 31, 2020. The options were granted under and are expressly subject to all the terms and provisions of the Plans, and the terms of such Plans are incorporated herein by reference. The terms are included but not limited to the following restrictions:

(a)	In no event may any shares be purchased until satisfaction, either simultaneously or separately, of both (1) the date being December 31, 2011 or later and (2) the close of the Company's common stock at a market price at or above $0.92 on any date between December 31, 2010 and December 31, 2015.

(b)	In no event may any shares be purchased until satisfaction, either simultaneously or separately, of both (1) the date being December 31, 2012 or later and (2) the close of the Company's common stock at a market price at or above $1.41 on any date between December 31, 2010 and December 31, 2015.

(c)	In no event may any shares be purchased until satisfaction, either simultaneously or separately, of both (1) the date being December 31, 2013 or later and (2) the close of the Company's common stock at a market price at or above $1.90 on any date between December 31, 2010 and December 31, 2015.

COMPENSATION OF DIRECTORS
 (dollars in thousands)

Each non-officer director is entitled to a director's fee of $20 per quarter. The Chairman receives an additional $5 per quarter.

Director Compensation Table

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
R. Warren Wagoner	20	--	--	20
David B. Hayden	20	--	--	20
Michael J. Tamburelli	20	--	--	20
Bradley K. Hoffman	20	--	--	20

Fees of $20 were paid to Michael Tamburelli, David Hayden, and Bradley Hoffman in fiscal 2013. No fees were paid to the Chairman in fiscal 2013.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

On February 24, 2009 the Company extended the Employment Agreement with Clark D. Stewart as President and Chief Executive Officer of the Company with the terms as currently provided including annual increases of 5% through December 31, 2022. In the event Mr. Stewart is terminated from employment with the Company other than "for cause," Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the Employment Agreement. Mr. Stewart is also granted an automobile allowance of six hundred dollars per month which is reported by us as Salary Expense and to Mr. Stewart as Wages. Under the terms of the Employment Agreement with Mr. Stewart, the Company is obligated to pay company related expenses and salary. Included in accrued liabilities are $119 and $33 as of April 30, 2014, and 2013 respectively for amounts owed to our CEO for accrued compensation.  No other employees, including executive officers have employment agreements, severance payment arrangements, or payment arrangements that would be triggered by a "change-in-control".

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
 (dollars in thousands)

The Compensation Committee of the Board of Directors is comprised of Mr. Hayden, Board member, Mr. Tamburelli, Board member and Mr. Hoffman, Board member. The company does not generally employ the use of any compensation consultants in determining or recommending the amount or form of executive and director compensation. None of the Committee members served as an officer or employee of the Company or a subsidiary of the Company. None of our executive officers currently serves, or served during fiscal 2014, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

In the normal course of business we purchased business system components of $50, $47, and $112 from ISG, the employer of Bradley Hoffman, a director of Butler National Corporation during fiscal 2014, 2013 and 2012 respectively.

We paid consulting fees of $135, $135, and $135 to David Hayden, a director of Butler National Corporation in fiscal year ended April 30, 2014, 2013, and 2012, respectively.

Included in accrued liabilities are $119 and $33 as of April 30, 2014, and 2013 respectively for amounts owed to our CEO for accrued compensation.

In fiscal 2014, there were three related-person transactions under the relevant standards: Butler National employed the brother (Wayne Stewart), son (Craig Stewart) and son-in-law (Jeff Shinkle) of Clark D. Stewart, an executive officer, as an engineer, Vice President and Chief Financial Officer, and an architect. Compensation for these related-persons was calculated in the same manner as the Summary Compensation table resulting in compensation of $204, $256 and $171, respectively, for fiscal 2014, $209, $264 and $173, respectively, for fiscal 2013, and $199, $270 and $165 respectively, for fiscal 2012.

The policies and procedures for payment of goods and services for related transactions follow our normal course of business standards and require the necessary review and approval process as outlined in our Policies and Procedures manual and as set forth by our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, with respect to the Company common stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of the Company voting securities as of July 4, 2014.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Clark D. Stewart	5,250,958	(2)	8.5%
19920 West 161st Street
Olathe, Kansas 66062

R. Warren Wagoner	4,482,994	(3)	7.3%
19920 West 161st Street
Olathe, Kansas 66062

(1)	Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power. The beneficial ownership includes the shares held in the Butler National 401(k) Profit Sharing Plan for the benefit of the individual.

(2)	Includes 1,855,464 shares which may be acquired by Mr. Stewart pursuant to the exercise of stock options which are exercisable.

(3)	Includes 390,000 shares which may be acquired by Mr. Wagoner pursuant to the exercise of stock options which are exercisable.

The following table sets forth as of April 30, 2014, with respect to the Company common stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of the Company, and (ii) total shares beneficially owned by directors and officers as a group, as of April 30, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Clark D. Stewart	5,250,958	(2)	8.5%
R. Warren Wagoner	4,482,994	(3)	7.3%
Craig D. Stewart	1,706,559	(4)	2.8%
Christopher J. Reedy	1,327,757	(5)	2.1%
David B. Hayden	1,732,225	(6)	2.9%
Michael J. Tamburelli	375,000	(7)	0.6%
Bradley K. Hoffman	375,000	(8)	0.6%

All Directors and Executive Officers as a Group (7 persons)	15,250,493	(9)	24.8%

(1)	Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
(2)	Includes 1,855,464 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.
(3)	Includes 390,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.
(4)	Includes 450,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.
(5)	Includes 390,000 shares, which may be acquired by Mr. Reedy pursuant to the exercise of stock options, which are exercisable.
(6)	Includes 375,000 shares, which may be acquired by Mr. Hayden pursuant to the exercise of stock options, which are exercisable.
(7)	Includes 375,000 shares, which may be acquired by Mr. Tamburelli pursuant to the exercise of stock options, which are exercisable.
(8)	Includes 375,000 shares, which may be acquired by Mr. Hoffman pursuant to the exercise of stock options, which are exercisable.
(9)	Includes 4,210,464 shares for all directors and executive officers as a group, which may be acquired pursuant to the exercise of stock options, which are exercisable.

The Company does not have any equity compensation plans which have not been approved by the stockholders.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	7,262,064	$0.49	0	(1)

Equity compensation plans not approved by stockholders	0	0.00	0
Total	7,262,064	$0.49	0

(1)	See Note 5 to the audited consolidated financial statements for a description of the equity compensation plan for securities remaining available for future issuance.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Maximum Number (or Approximate Dollar Value) of Shares that May Yet be Purchased under the Plans or Programs
	(a)	(b)	(c)
May 1, 2013 through April 30, 2014	0	0.00	0

Total	0	$0.00	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
(dollars in thousands)

R. Warren Wagoner, Michael J. Tamburelli, and Bradley K. Hoffman are independent Directors under the NASDAQ listing standards.

In the normal course of business we purchased business system components of $50, $47, and $112 from ISG, the employer of Bradley Hoffman, a director of Butler National Corporation during fiscal 2014, 2013 and 2012 respectively.

We paid consulting fees of $135, $135, and $135 to David Hayden, a director of Butler National Corporation in fiscal year ended April 30, 2014, 2013, and 2012, respectively.

Included in accrued liabilities are $119 and $33 as of April 30, 2014, and 2013 respectively for amounts owed to our CEO for accrued compensation.

In fiscal 2014, there were three related-person transactions under the relevant standards: Butler National employed the brother (Wayne Stewart), son (Craig Stewart) and son-in-law (Jeff Shinkle) of Clark D. Stewart, an executive officer, as an engineer, Vice President and Chief Financial Officer, and an architect. Compensation for these related-persons was calculated in the same manner as the Summary Compensation table resulting in compensation of $204, $256 and $171, respectively, for fiscal 2014, $209, $264 and $173, respectively, for fiscal 2013, and $199, $270 and $165 respectively, for fiscal 2012.

The policies and procedures for payment of goods and services for related transactions follow our normal course of business standards and require the necessary review and approval process as outlined in our Policies and Procedures manual and as set forth by our Compensation Committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fee Type	Fiscal 2014	Fiscal 2013
Audit fees (a)	$139	$98
Audit related fees (b)	16	-
Tax fees (c)	5	8
All other fees (d)	-	-
Total	$160	$106

(a)	Includes fees billed for professional services rendered in connection with the audit of the annual financial statements and for the review of the quarterly financial statements.

(b)	Includes fees billed for professional services rendered in connection with assurance and other activities not explicitly related to the audit of Company financial statements, including the audits of Company employee benefit plans, contract compliance reviews and accounting research.

(c)	Includes fees billed for domestic tax compliance and tax audits, corporate-wide tax planning and executive tax consulting and return preparation.

(d)	Includes fees billed for financial systems design and implementation services.

The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to the Company by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by L.L. Bradford and Company, LLC for fiscal 2015. Each year stockholders are asked to affirm the selection of the auditor by a vote requested in the proxy.

The Audit Committee has approved 100% of the fees listed in the above table.

STOCK PERFORMANCE GRAPH

Our largest business segment is Professional Services.  To provide a representative comparison of our stock performance, the following chart compares the cumulative stockholder return on our Common Stock for the last five years with the cumulative return on the OTCQB Stock Market. The following chart assumes $100 invested April 30, 2009, in the above group.  The total return assumes the reinvestment of dividends.

The peer group consists of companies with similar market capitalization.  The peer group index is made up of the following small cap securities selected by Research Data Group as peer companies:  Iceweb Inc., Forward Industries, Inc., Interpharm Holdings Inc., and Kraig Biocraft Laboratories, Inc.  Companies removed or replaced in our peer group include Calypso Wireless Inc. who is no longer in business.

ELECTION OF DIRECTORS
(Item No. 1)

The number of directors constituting our Board of Directors has been fixed at five (5).  The Board is comprised of the following three classes of directors that serve staggered three year terms.  Class I consists of one director to be elected at the 2016 Annual Meeting.  Class II consists of two directors, of which two are to be elected at the 2014 Annual Meeting.  Class III consists of two directors to be elected at the 2015 Annual Meeting.

The Board of Directors has nominated Mr. David B. Hayden and Mr. Michael J. Tamburelli for Class II directors for election to the Board of Directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. HAYDEN AND FOR MR. TAMBURELLI FOR ELECTION AS DIRECTORS OF BUTLER NATIONAL CORPORATION.

INDEPENDENT PUBLIC ACCOUNTANTS
(Item No. 2)

We have engaged L.L. Bradford and Company, LLC to audit our financial statements for the years ended April 30, 2014 and April 30, 2013.  We engaged Weaver Martin & Samyn, LLC to audit our financial statements for the year ended April 30, 2012.  L.L. Bradford and Company, LLC was able to express an opinion on the financial statements for the years ended April 30, 2013 and April 30, 2012 and Weaver Martin & Samyn, LLC was able to express an opinion on the financial statements for the year ended April 30, 2012.  Representatives of L.L. Bradford and Company, LLC are expected to be present at the Annual Meeting of Shareholders, and they may have an opportunity to make a statement if they desire to do so and may be available to respond to appropriate questions.

We selected L.L. Bradford and Company, LLC to be the independent public accountants for fiscal year 2015 which ends April 30, 2015, we recommend that the appointment of the auditors be ratified by the Shareholders.  Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SHAREHOLDER RATIFICATION OF L.L. BRADFORD AND COMPANY, LLC. AS OUR INDEPENDENT PUBLIC ACCOUNTANT.

If the appointment of L.L. Bradford and Company, LLC is not ratified at the meeting, the Audit Committee may consider the selection of another accounting firm.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item No. 3)

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company's executive compensation program.

The Company's goal for its executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company's success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders' long-term interests. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders.

The Compensation Discussion and Analysis describes the Company's executive compensation program and the decisions made by the Compensation Committee in 2014 in more detail.

The Company believes the compensation program for the named executive officers is instrumental in helping the Company achieve its strong financial performance.

The Company requests shareholder approval of the compensation of the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of Item No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.  Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement.

Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING RESOLUTION: RESOLVED, THAT THE STOCKHOLDERS OF BUTLER NATIONAL CORPORATION APPROVE, ON AN ADVISORY BASIS, COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE NARRATIVE DISCLOSURES THAT ACCOMPANY THE COMPENSATION TABLES.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting.  If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

Our Annual Report for fiscal year 2014 is enclosed.  The 2014 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2014.

A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.

By Order of the Board of Directors

CHRISTOPHER J. REEDY,
Secretary

BUTLER NATIONAL CORPORATION ATTN: KATHY GORRELL 19920 W 161ST STREET OLATHE, KS 66062
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.ELECTION OF DIRECTORS Nominees:	¨	¨	¨
01David B. Hayden	02Michael J. Tamburelli

The Board of Directors recommends you vote FOR proposals 2 and 3:					For	Against	Abstain
2.To ratify the selection of L.L. Bradford and Company, LLC as auditors for the fiscal year ending April 30, 2015.					¨	¨	¨
3.To approve, on an advisory basis, the compensation of the Company's named executive officers.					¨	¨	¨

NOTE: Without limiting the authority granted herein, the above named proxies are expressly authorized to vote in their discretion on all other matters that are properly brought before the annual meeting.

	Yes	No
Please indicate if you plan to attend the meeting	¨	¨

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement,
 Shareholder Letter, Telephone/Internet insert (BR supplied) is/are available at www.proxyvote.com.
 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

BUTLER NATIONAL CORPORATION
Annual Meeting of Shareholders
November 4, 2014 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Christopher J. Reedy and Clark D. Stewart, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of (Common/Preferred) stock of BUTLER NATIONAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 11:00 AM, CST on 11/4/2014, at the Hilton Garden Inn Olathe 12080 S. Strang Line Rd., Olathe, KS 66062, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side